UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2016

NETSCOUT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road Westford, Massachusetts	01886
(Address of principal executive offices)	(Zip Code)

(978) 614-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2016, NetScout Systems, Inc. (the “Company”) held its 2016 annual meeting of stockholders (the “2016 Annual Meeting”). At the 2016 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 150,000,000 shares to 300,000,000 shares, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 28, 2016 (the “2016 Proxy Statement”). The amendment to the Company’s Third Amended and Restated Certificate of Incorporation previously had been approved, subject to stockholder approval, by the Company’s Board of Directors. The amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) was filed with the Secretary of State of the State of Delaware on September 20, 2016.

The above description is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference. In addition, a copy of the Company’s Third Amended and Restated Certificate of Incorporation as amended by the Certificate of Amendment is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting was held September 20, 2016. As of July 22, 2016, the record date for the 2016 Annual Meeting, 91,991,690 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by stockholders is set forth below.

1.	The Company’s stockholders elected each of Anil K. Singhal, John R. Egan and Robert E. Donahue as Class II directors of the Company with each director to serve a three-year term until the Company’s 2019 annual meeting of stockholders. The voting results were as follows:

	Votes For	Withheld	Broker Non-Votes
Anil K. Singhal	76,884,680	1,202,856	5,249,534
John R. Egan	75,843,924	2,243,612	5,249,534
Robert E. Donahue	76,208,403	1,879,133	5,249,534

2.	The Company’s stockholders approved the amendment to its Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
60,215,899	22,518,268	602,903	0

3.	The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
82,825,808	407,864	103,398	0

4.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2016 Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
54,209,797	23,289,480	588,259	5,249,534

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The Company hereby files the following exhibits:

3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of NetScout Systems, Inc. as filed with the Secretary of State of the State of Delaware on September 20, 2016.

3.2	Third Amended and Restated Certificate of Incorporation of NetScout Systems, Inc. as amended by the Certificate of Amendment filed with the Secretary of State of the State of Delaware on September 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ Jean Bua
Jean Bua
Chief Financial Officer

Date: September 21, 2016

Exhibit Index

Exhibit Number	Description

3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of NetScout Systems, Inc.

3.2	Third Amended and Restated Certificate of Incorporation of NetScout Systems, Inc. as amended by the Certificate of Amendment filed with the Secretary of State of the State of Delaware on September 20, 2016.